UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2024

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Talos Energy Inc. (the “Company”) previously approved, subject to stockholder approval, the Amended and Restated Talos Energy Inc. 2021 Long Term Incentive Plan (the “A&R LTIP”) on March 26, 2024. As further described below in Item 5.07 to this Current Report on Form 8-K, the Company’s stockholders approved the A&R LTIP at the Company’s 2024 Annual Meeting of Stockholders held on May 23, 2024 (the “Annual Meeting”). As a result, the A&R LTIP became effective on May 23, 2024.

The A&R LTIP increases the number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) available for issuance thereunder by 3,800,000, from 8,639,415 to 12,439,415, subject to the share recycling and adjustment provisions of the A&R LTIP. All 12,439,415 shares of Common Stock will be available for issuance upon the exercise of incentive stock options qualified as such under U.S. federal income tax laws (“ISOs”). The A&R LTIP also extends the term of the plan to the tenth anniversary of the Annual Meeting.

Consistent with the Talos Energy Inc. 2021 Long Term Incentive Plan (the “Prior LTIP”), the A&R LTIP provides for potential grants of: (i) ISOs, (ii) stock options that do not qualify as ISOs, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock units, (vi) awards of vested stock, (vii) dividend equivalents, (viii) other stock-based or cash awards and (ix) substitute awards. Employees, non-employee directors, and other service providers of the Company and its affiliates are eligible to receive awards under the A&R LTIP. Consistent with the Prior LTIP, the A&R LTIP provides that, subject to certain exceptions, in a single calendar year, a non-employee director may not be paid compensation, whether denominated in cash or awards, for such individual’s service on the Board in excess of $750,000.

The material terms of the A&R LTIP are described in more detail in the section entitled “Proposal 4: Approval of the Amended 2021 LTIP” of the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 17, 2024 (the “Proxy Statement”) and is incorporated by reference herein.

The foregoing description of the A&R LTIP is qualified in its entirety by reference to the A&R LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders approved a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Talos Energy Inc. (the “Exculpation Amendment”). The Exculpation Amendment was filed with the office of the Secretary of State of the State of Delaware on May 23, 2024, and became effective upon filing. The Exculpation Amendment amends the Second Amended and Restated Certificate of Incorporation of Talos Energy Inc., dated as of February 13, 2023, to reflect limitations on liability of the officers of the Company similar to those that currently exist for the directors, as permitted by the Delaware General Corporation Law. A description of the Exculpation Amendment is described in more detail in the section entitled, “Proposal 5: Approval of the Exculpation Amendment” in the Company’s Proxy Statement, and such description is incorporated herein by reference.

The foregoing description of the Exculpation Amendment does not purport to be complete and is qualified in its entirety by the full text of the Exculpation Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were asked to consider and vote upon the following five proposals: (1) to elect three Class III directors to serve on the Board for a term of office expiring at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), (2) to approve, on a non-binding advisory basis, the Company’s Named Executive Officer compensation for the fiscal year ended December 31, 2023, (3) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, (4) to approve the Amended and Restated Talos Energy Inc. 2021 Long Term Incentive Plan and (5) to approve a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reflect new Delaware provisions regarding officer exculpation, each as disclosed in the Company’s Proxy Statement. The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement:

1.

The three Class III director nominees that were up for election at the Annual Meeting were each elected for a one-year term expiring at the Company’s 2025 Annual Meeting, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Mr. Neal P. Goldman	110,602,531	29,951,767	34,067	9,915,023
Ms. Paula R. Glover	131,469,003	9,084,116	35,246	9,915,023
Mr. Joseph A. Mills	140,180,879	372,349	35,137	9,915,023

2.

The Board’s proposal seeking approval, on a non-binding advisory basis, of the Company’s Named Executive Officer compensation for the fiscal year ended December 31, 2023 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
124,327,031	16,217,854	43,480	9,915,023

3.

The Board’s proposal seeking the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
149,110,140	1,365,787	27,461

4.	The Board’s proposal seeking approval of the Amended and Restated Talos Energy Inc. 2021 Long Term Incentive Plan was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
135,900,207	4,646,830	41,328	9,915,023

5.

The Board’s proposal seeking approval of a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
129,736,156	10,814,618	37,591	9,915,023

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of Talos Energy Inc.

10.1	Amended and Restated Talos Energy Inc. 2021 Long Term Incentive Plan.

104	Cover Page Interactive Data File (embedded with Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2024

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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